SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2005

CLOSURE MEDICAL CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	0-28748	56-1959623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5250 Greens Dairy Road Raleigh, North Carolina	27616
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 28, 2005, Closure Medical Corporation disseminated a press release announcing its stockholders will vote on June 2, 2005, on a proposal to approve the merger agreement between Johnson & Johnson, Holden Merger Sub, Inc., a wholly owned subsidiary of Johnson & Johnson, and Closure Medical Corporation. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 28, 2005, issued by Closure Medical Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOSURE MEDICAL CORPORATION (Registrant)

By	BENNY WARD
Benny Ward
Vice President of Finance and Chief Financial Officer

Dated: April 28, 2005

Exhibit Index

Exhibit

99.1	Press Release, dated April 28, 2005, issued by Closure Medical Corporation.